UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2025

ImmunityBio, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37507	43-1979754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3530 John Hopkins Court
San Diego, California 92121
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (844) 696-5235

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IBRX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act. ☐

Section 2 – Financial Information
Item 2.02     Results of Operations and Financial Condition.
On August 5, 2025, ImmunityBio, Inc. (the Company) issued a press release providing a business update and announcing its financial results for the second quarter and six months ended June 30, 2025, and its financial position as of June 30, 2025. The full text of the Company’s press release is furnished as Exhibit 99.1 hereto.
The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filings of the Company made under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date of this Current Report, regardless of any general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.
Section 9 – Financial Statements and Exhibits.
Item 9.01     Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description of Exhibit

99.1**	Press release dated August 5, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
_______________
**    Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNITYBIO, INC.
Registrant

Date: August 5, 2025	By:	/s/ David C. Sachs
David C. Sachs
Chief Financial Officer